THE EXCHEQUER VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED
AND VARIABLE ANNUITY CONTRACT

issued by

Security Life of Denver Insurance Company

and its

Security Life Separate Account A1

Supplement Dated May 15, 2019

This supplement updates and amends certain information contained in your Contract prospectus dated May 1, 1998, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

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IMPORTANT INFORMATION ABOUT THE INTERNET AVAILABILITY
OF FUND SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If available, you may elect to receive shareholder reports and other communications from the Company electronically by contacting Customer Service.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-283-3427. Your election to receive reports in paper will apply to all Funds available under your Contract.

NOTICE OF AND IMPORTANT INFORMATION ABOUT AN UPCOMING PORTFOLIO (“FUND”) REORGANIZATION

The following information only affects you if you currently invest in or plan to invest in the Investment Division that corresponds to the VY® Pioneer High Yield Portfolio.

On November 16, 2018, the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the VY® Pioneer High Yield Portfolio (the “Reorganization”). Subject to shareholder approval, effective after the close of business on or about August 23, 2019 (the “Reorganization Date”), Class I shares of the VY® Pioneer High Yield Portfolio (the “Merging Fund”) will reorganize with and into Class I shares of the Voya High Yield Portfolio (the “Surviving Fund”).

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If shareholders of the Merging Fund approve the Reorganization, from the close of business on July 26, 2019, through the close of business on August 23, 2019, the Merging Fund will be in a “transition period” during which time a large portion of the Merging Fund’s assets may be in temporary investments. During this time, the Merging Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date and for 30 days thereafter, you may transfer amounts allocated to an Investment Division that invests in the Merging Fund to any other available Investment Division or to the Guaranteed Interest Division. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the Your Right to Transfer Among Divisions section beginning on page 27 of your Contract prospectus for information about making Investment Division transfers, including applicable restrictions and limits on transfers.

On the Reorganization Date. On the Reorganization Date, your investment in the Investment Division that invested in the Merging Fund will automatically become an investment in the Investment Division that invests in the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation, and your Accumulation Value immediately before the reallocation will equal your Accumulation Value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Fund will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the Investment Division that invested in the Merging Fund will be automatically allocated to the Investment Division that invests in the Surviving Fund. See the Your Right to Transfer Among Divisions section beginning on page 27 of your Contract prospectus for information about making Fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050.

NOTICE OF AN UPCOMING FUND ADDITION

In connection with the upcoming Reorganization involving the VY® Pioneer High Yield Portfolio referenced above, Class I shares of the Voya High Yield Portfolio have been added to your Contract as a replacement investment option.

IMPORTANT INFORMATION ABOUT THE FUNDS AVAILABLE THROUGH THE SECURITY LIFE SEPARATE ACCOUNT A1

The following chart lists the Funds that are currently available for investment through the Investment Divisions of Security Life Separate Account A1 (the “Variable Account”), along with each Fund’s investment adviser/subadviser and investment objective. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund. If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

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There is no assurance that the stated investment objectives of any of the Funds will be achieved. Shares of the Funds will rise and fall in value and you could lose money by allocating Accumulation Value to the Investment Divisions that invest in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Balanced Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.
Voya Government Liquid Assets Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.
Voya High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide investors with a high level of current income and total return.
Voya Index Plus LargeCap Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.
Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya International Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.
Voya Large Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Large Cap Value Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term growth of capital and current income.
Voya Limited Maturity Bond Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Voya MidCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadvisers: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.
Voya RussellTM Large Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.
Voya U.S. Stock Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.
VY® Invesco Equity and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks total return consisting of long-term capital appreciation and current income.
VY® JPMorgan Emerging Markets Equity Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	Seeks capital appreciation.
VY® JPMorgan Small Cap Core Equity Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	Seeks capital growth over the long-term.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
VY® Pioneer High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Amundi Pioneer Asset Management, Inc.	Seeks to maximize total return through income and capital appreciation.
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
VY® T. Rowe Price Equity Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks.

IMPORTANT INFORMATION ABOUT FUNDS

CLOSED TO NEW INVESTMENT

The Investment Divisions that invest in the following Funds have been closed to new investment:

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Invesco V.I. Core Equity Fund (Series I) Investment Adviser: Invesco Advisers, Inc.	Seeks long-term growth of capital.
VanEck VIP Global Hard Assets Fund (Initial Class) Investment Adviser: Van Eck Associates Corporation	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Contract owners who have Accumulation Value allocated to one or more of the Investment Divisions that correspond to these Funds may leave their Accumulation Value in those Investment Divisions, but future allocations and transfers into them are prohibited. If your most recent payment allocation instructions includes an Investment Division that corresponds to one of these Funds, payment received that would have been allocated to an Investment Division corresponding to one of these Funds may be automatically allocated among the other available Investment Divisions according to your most recent payment allocation instructions. If your most recent allocation instructions do not include any available Funds, you must provide us with alternative allocation instructions or the payment will be returned to you. You may give us alternative allocation instructions by contacting Customer Service at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050. See the Your Right to Transfer Among Divisions section beginning on page 27 of your Contract prospectus for information about making allocation changes.

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IMPORTANT INFORMATION ABOUT THE
TAX STATUS OF THE COMPANY

We are taxed as a life insurance company under the Tax Code. The Variable Account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the Variable Account to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. Because we do not expect that we will incur any federal income tax liability attributable to the Variable Account we do not intend to make any provision for such taxes. However, changes in the tax laws and/or in their interpretation may result in our being taxed on income or gains attributable to the Variable Account. In this case we may impose a charge against a variable account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the Variable Account, including from your Contract Value invested in the Investment Divisions.

In calculating our corporate income tax liability, we may claim certain corporate income tax benefits associated with the investment company assets, including variable account assets, which are treated as Company assets under applicable income tax law. These benefits may reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass the tax benefits to the holders of the Variable Account because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include Company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5065

Minot, ND 58702-5065

1-877-253-5050

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.

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